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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                             -----------------------

                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                            ------------------------



                          Date of Report: May 20, 2002






                          BRIGGS & STRATTON CORPORATION
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             (Exact name of registrant as specified in its charter)


         Wisconsin                       1-1370                39-0182330
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)           Number)          Identification No.)

               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (414) 259-5333


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 20, 2002, BRIGGS & STRATTON CORPORATION (the "Company") dismissed Arthur Andersen LLP as its independent public accountants and appointed Deloitte & Touche LLP as its new independent accountants. The decision to dismiss Arthur Andersen and to retain Deloitte & Touche was recommended by the Company's Audit Committee and approved by its Board of Directors.

         Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended July 1, 2001 and July 2, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years ended July 1, 2001 and July 2, 2000, and the subsequent interim period through May 20, 2002 (date of dismissal), there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         None of the reportable events described in Item 304(a) (1) (v) of Regulation S-K occurred during the fiscal years ended July 1, 2001 and July 2, 2000, and the subsequent interim period through May 20, 2002 (date of dismissal).

         The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16 is a letter from Arthur Andersen, dated May 29, 2002, stating their agreement with such statements.

         During the fiscal years ended July 1, 2001 and July 2, 2000, and the subsequent interim period through May 20, 2002 (date of dismissal), the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)  Exhibits:


              Exhibit
              Number                  Description
              -------                 -----------
                16          Letter of Arthur Andersen LLP regarding
                            change in certifying accountant.  (Filed herewith.)

                99          Press Release dated May 23, 2002.  (Filed herewith.)


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         BRIGGS & STRATTON CORPORATION





         Date:  May 29, 2002             By: /s/ James E. Brenn
                                            --------------------
                                            James E. Brenn,
                                            Senior Vice President and
                                            Chief Financial Officer




                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
    16          Letter of Arthur Andersen LLP regarding change in certifying accountant.

    99          Press Release dated May 23, 2002.


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